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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 13, 2014
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-12609	PG&E CORPORATION	California	94-3234914
1-2348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-1000 (Registrant's telephone number, including area code)	77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-7000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Events

Pacific Gas and Electric Company’s (“Utility”) 2015 Gas Transmission and Storage (“GT&S”) Rate Case

On November 13, 2014, a ruling was issued in the Utility’s 2015 GT&S rate case pending at the California Public Utilities Commission (“CPUC”).  In the GT&S rate case, the Utility has requested that the CPUC authorize a $555 million increase in annual natural gas transmission and storage revenues beginning on January 1, 2015.  The ruling sets a new procedural schedule that calls for hearings to be held from January 20 to February 13, 2015 and a final decision to be issued in August 2015.  As previously disclosed, after the Utility reported that it had made prohibited ex parte communications in the GT&S rate case, the original schedule was suspended and the Utility was ordered to show cause (“OSC”) why it should not be sanctioned for violating the CPUC’s rules.  (See PG&E Corporation’s and the Utility’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014.)  The ruling states that the CPUC has not yet considered the proposed decisions that recommend sanctions be imposed on the Utility to resolve the OSC.  (As previously disclosed, one of the proposed decisions recommends a ratemaking disallowance of no more than half of the revenue increase, as authorized by a final CPUC decision in the 2015 GT&S rate case, that would have been amortized (collected from ratepayers) over the period between the original date scheduled for a final decision (March 2015) and the new date to be scheduled for a final decision.  The CPUC is scheduled to consider the proposed decisions at its meeting on November 20, 2014.)  The new ruling permits the parties to submit recommendations regarding potential remedies to be imposed on the Utility for causing the procedural delay noting that there was no basis to conclude that additional remedies were not warranted independent of the OSC proceeding.  In addition, the ruling states that if a final CPUC decision is issued in the three investigative enforcement proceedings pending against the Utility within the schedule of the 2015 GT&S rate case, the schedule and scope of issues to be considered may be further amended to consider the impact the final decisions in the investigations may have on the Utility’s requested revenue requirements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION

Dated: November 14, 2014	By:	LINDA Y.H. CHENG
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

Dated: November 14, 2014	By:	LINDA Y.H. CHENG
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary